Fees Summary	Feb. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,469,143.53
Previously Paid Amount	0
Total Fee Amount	5,277.23
Total Offset Amount	0
Net Fee	$ 5,277.23